UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

900 Wilshire Boulevard, Suite 1250, Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Election of Directors

On November 15, 2021, Hanmi Financial Corporation (the “Company”), a Delaware corporation and its wholly-owned subsidiary, Hanmi Bank (the “Bank”), announced that the Boards of Directors of the Company and Bank had appointed Gloria J. Lee to the Board of Directors of Company and Bank.

Ms. Lee has served as the Client Relations Partner for Rutan & Tucker, LLP, a full-service law firm in California since 2014. She is the Chair of the firm’s Business Development Committee and is responsible for the strategic growth of business development opportunities and the implementation of client relationship initiatives for the firm. Before becoming the firm’s Client Relations Partner, Ms. Lee was a transactional real estate attorney from March 2011 through 2013 focused on the financing and development of commercial and residential properties.

In April 2020, Ms. Lee co-founded Kwell Laboratories LLC, which is the exclusive United States distributor and clinical trial sponsor for a leading South Korean manufacturer of rapid diagnostic kits.

Ms. Lee serves on numerous non-profit boards, including the Board of Council of Korean Americans. She recently served on the Board of the UC Berkeley Law School Alumni Association and is a past Executive Board member of Asian Americans Advancing Justice – Los Angeles and a past President of the Orange County Asian American Bar Association.

In 2018, Ms. Lee was awarded the California National Minority Council Emerging Diversity Leader Award for her contributions promoting diversity within the legal profession and in 2017 was selected by the California Diversity Council as one of Southern California’s Most Powerful and Influential Women.

Ms. Lee is a received her B.A. and M.A., with distinction, from Stanford University and received her J.D. from the University of California, Berkeley School of Law.

Ms. Lee was appointed to the Nominating and Corporate Governance Committee and the Compensation and Human Resources Committee of the Company.

There are no arrangements or understandings between Ms. Lee and any other persons pursuant to which she was selected as a director.  There are no family relationships between Ms. Lee and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.  No information is required to be disclosed with respect to Ms. Lee pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

DATE: November 15, 2021	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer